[Logo] M F S (R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

                               [Graphic Omitted]

                    MFS(R) RESEARCH
                    INTERNATIONAL FUND

                    SEMIANNUAL REPORT o FEBRUARY 28, 2001

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 14
Notes to Financial Statements ............................................. 21
Trustees and Officers ..................................................... 29

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

    o   information we receive from you on applications or other forms

    o information about your transactions with us, our affiliates, or others, and

    o   information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
   Jeffrey L. Shames

Dear Shareholders,
When we talk to you about the information you want from MFS(R), you tell us you're looking for answers to four basic questions:

    1.  How are my investments performing right now?

    2.  How is my money being managed, over both the short and the long term?

    3.  What's going on in the market, and how will that affect me?

    4. How can I get more out of my relationship with my investment professional?

Traditionally, we've attempted to answer these and other questions through a range of printed materials sent through the mail, including statements and annual and semiannual reports. As the Internet has reached an ever-larger percentage of households, however, we and most other investment management firms have come to believe that the Web can be an additional -- and potentially more effective -- way to communicate with investors.

The Internet holds the promise of near-instantaneous delivery, communication when you want it rather than when we mail it, easy access to the specific information you want and an experience customized to each investor. With the relaunch of our Web site, www.mfs.com, earlier this year, we believe we've moved a giant step closer to delivering the Internet's promise and created a site that we're committed to improving every day. Our site now makes it easy for you to find answers to your four basic questions.

HOW ARE MY INVESTMENTS PERFORMING?
The most basic question investors ask is, "What is the current value of my account?" Although we've been able to answer that question by phone for some time, now you can get daily account balances more quickly and easily on our Web site and print out a detailed summary of your MFS portfolio. In fact, if you're willing to take a few minutes to register on the site, you can create a personalized "My MFS" homepage that will display your personal and retirement MFS account balances instantly whenever you log in to the site. You can also set "My MFS" to track daily price changes of up to 10 MFS mutual funds and 10 MFS annuity series on your personal homepage; you can even tell the system to alert you if the price change of any portfolio exceeds a specified amount.

If you do decide to register, you can rest assured that we will not share your information with anyone outside of MFS. The sole purpose of registration is to enable us to deliver the information you want in a faster, more personalized manner, with fewer keystrokes and mouse clicks.

HOW IS MY MONEY BEING MANAGED?
One of the most exciting features of our site is MFS(R) Interactive(SM): One click to an expert(SM) -- a series of video interviews with MFS portfolio managers and executives. Located in the "Investor Education" section of the site, MFS Interactive uses video streamed over the Web to allow you to see and hear from the people who are managing your money, to give you greater insight into our investment approach and our response to market conditions. MFS Interactive includes "Meet the Manager" interviews that cover the background and investment style of a particular portfolio manager, as well as other Webcasts that cover a specific fund or investment topic.

The "Products and Performance" section is another resource. Select a portfolio, and you can access information ranging from recent annual and semiannual reports to historical pricing and performance to the most recent dividend and capital gains distributions. For stock portfolios, you can also look up top holdings, largest sectors, and top country weightings. On WWW.MFS.COM, we've put together a combination of resources that we believe will allow you to form an in-depth picture of how we've managed any particular MFS portfolio over time.

WHAT'S GOING ON IN THE MARKET, AND HOW WILL THAT AFFECT ME?
In our view, the tougher the market, the more you need to hear from the people who are managing your money -- and the past year or so has certainly been one of the toughest markets in recent memory. We think the immediacy of the Web provides an ideal way to communicate with you frequently and to offer our views on the current volatility and uncertainty in the market. On your "My MFS" homepage, in many MFS Interactive interviews, and in the "News & Commentary" section of the site, you'll find our views on the current situation and our market outlook. Our goal is to help you understand what's going on and help you make decisions based on facts and market history, rather than on the emotion of the moment.

HOW CAN I GET MORE OUT OF MY RELATIONSHIP WITH MY INVESTMENT PROFESSIONAL? Perhaps your best resource in a tough market is your own investment professional. This is the person who may have the best understanding of your financial goals and your unique financial situation. In our view, the Web is incredible at delivering information, but it cannot take the place of an investment professional working with you to incorporate that information into a long-range financial plan -- a plan that may help you weather market volatility and help you work toward reaching your own financial goals.

To a large degree, the MFS Web site is about preparing you to have a deeper dialogue with your investment professional. We believe that if we can help you "do your homework," you'll be able to spend less time with your investment professional simply getting information and more time creating a financial plan and making investment decisions.

On a final note, we want to assure you that our commitment to the Internet does not signal a lessening of our commitment to other forms of communication. If you're not yet connected to the Web, rest assured that we will continue to strive to deliver outstanding communications in print and on the phone, as well as electronically. We hope, however, that as we continue to improve our site, we will give you more and more incentive to take advantage of the opportunities that the Web offers investors.

For some time, I've ended my letters to you by saying that we appreciate your confidence in MFS and welcome any questions or comments you may have. With the relaunched WWW.MFS.COM, there is now an easy way for you to e-mail us those questions or comments and receive a reply. Simply click on "Contact Us" at the top of our homepage. We look forward to hearing from you.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    March 15, 2001

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of David A. Antonelli]
    David A. Antonelli

For the six months ended February 28, 2001, Class A shares of the fund provided a total return of -14.67%, Class B shares -14.91%, Class C shares -14.90%, and Class I shares -14.52%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare over the same period to a -14.20% return for the fund's benchmark, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index, an unmanaged index of international stocks. During the same period, the average international fund as tracked by Lipper Inc., an independent firm that tracks mutual fund performance, returned -16.47%.

Q. WHAT FACTORS CAUSED THE FUND TO LAG THE MSCI EAFE BENCHMARK YET OUTPERFORM THE LIPPER CATEGORY AVERAGE DURING THE PERIOD?

A. In an environment of severe investor nervousness, it can be difficult to find places to hide. However, it's important to keep in mind that the philosophy of this portfolio is not to seek defensive stocks that may benefit from short-term shifts in investor sentiment. Our primary objective is to find companies that we believe have the most promising long-term growth prospects. Despite our strong conviction in the fund's holdings during the period, many of these stocks were sold off along with the broader market. It was primarily this broad-based volatility and market selloff that caused the fund to underperform the benchmark. On the other hand, our positive stock selection across a broad range of industries benefited the fund's performance versus its Lipper category average.

Q. DID YOU PURSUE ANY PARTICULAR STRATEGIES IN AN EFFORT TO PROTECT THE PORTFOLIO IN THIS UNCERTAIN AND VOLATILE GLOBAL EQUITY ENVIRONMENT?

A. In the wake of weakening global economies and a growing number of corporate earnings disappointments, we did take a number of steps to try to reduce downside risk to the portfolio. First, we've kept a close eye on valuations and business fundamentals to reduce volatility within the fund. Second, we've focused on creating a conservative portfolio by buying what we viewed as blue-chip companies with dependable earnings growth. Finally, we've concentrated on restructuring stories where companies have been transforming themselves either by selling off unprofitable businesses, breaking up business units to control costs, or refocusing management strategies.

Q. ARE THERE ANY SPECIFIC SECTORS OR STOCKS YOU THINK MAY CONTINUE TO GROW DESPITE THE SLOWDOWN IN GLOBAL ECONOMIC ACTIVITY?

A. We don't spend too much time analyzing macroeconomic trends but instead use our energy trying to find companies with compelling growth prospects, no matter what the economic environment. That said, there are certain defensive industries and sectors that can provide some stability in a volatile environment. Some areas that have worked well for the fund are consumer staples, energy, financial services, health care, and utilities companies. Historically, these companies have generated good cash flows, which makes them attractive in a slowing economy, and their stock prices have held up well as a result.

Q. GIVEN THE SHARP SELLOFF IN TECHNOLOGY AND TELECOMMUNICATIONS STOCKS, HAVE YOU TAKEN THE OPPORTUNITY TO BUY ANY OF THESE STOCKS AT LOWER PRICES?

A. We continue to see poor business fundamentals in the telecommunications sector, specifically telecommunications equipment companies. As a result, we've significantly underweighted the portfolio versus its benchmark by avoiding stocks such as Nokia and Ericsson. While we avoided the telecommunications equipment manufacturers, we've focused on wireless services providers that we believe are industry leaders, that are growing market share, and that possess strong balance sheets such as Vodafone, NTT DoCoMo, and China Mobile. Despite lackluster returns for these companies during the past several months, we continue to see strong business fundamentals and solid earnings prospects for them.

Q. WHICH HOLDINGS HELPED PERFORMANCE DURING THE PERIOD?

A. Our significant position in worldwide consumer goods company Diageo produced strong results for the portfolio as the company experienced increased revenue and net income results among its subsidiaries, which include Pillsbury, Guinness, and Burger King. Other holdings that contributed favorably to total return were Spain's second-largest electric power company, Iberdrola, Swiss pharmaceutical company Novartis, and Denmark's largest bank, Danske Bank.

Q. FINANCIAL SERVICES STOCKS HAVE PLAYED AN IMPORTANT ROLE IN THE PORTFOLIO OVER THE PAST FEW QUARTERS. WHAT'S THEIR APPEAL?

A. We were overweighted in banking stocks because we see interest rates declining around the world in the near term and because banks outside the United States, specifically European and Asian banks, have tended not to maintain the same level of credit card debt that U.S. consumers maintain. Consequently, we believe their balance sheets are less risky, their stock valuations are reasonable, and their long-term growth prospects remain favorable.

Q. WHAT'S AHEAD FOR THE PORTFOLIO?

A. While the short-term outlook for international stock markets remains cloudy, we believe a number of factors are likely to be positive for equities. Continued restructuring could improve the outlook for corporate profits. Merger and acquisition activity has continued, and the economic background in Europe and the United Kingdom remains favorable in our view, especially when compared to many other regions of the world. As a result, we have found a number of attractive investment opportunities. Also, because valuations have come down so sharply and quickly, we've moved some money out of the defensive stocks that have performed well for the portfolio and into stocks that have been beaten down over the past year; some of these companies continue to exhibit promising business prospects in our view. Finally, we believe that the stockpicking environment has improved significantly compared with the beginning of 2000 due to the sharp reduction in stock valuations.

   /s/ David A. Antonelli

       David A. Antonelli
       Director of International Equity Research

The committee of MFS international equity research analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Antonelli.

The opinions expressed in this report are those of the Director of International Equity Research and are current only through the end of the period of the report as stated on the cover. His views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

-------------------------------------------------------------------------------
FUND FACTS
-------------------------------------------------------------------------------

  OBJECTIVE:             SEEKS CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS: JANUARY 2, 1997

  CLASS INCEPTION:       CLASS A  JANUARY 2, 1997
                         CLASS B  JANUARY 2, 1998
                         CLASS C  JANUARY 2, 1998
                         CLASS I  JANUARY 2, 1997

  SIZE:                  $321.8 MILLION NET ASSETS AS OF FEBRUARY 28, 2001

-------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH FEBRUARY 28, 2001

CLASS A
                                           6 Months   1 Year  3 Years    Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                    -14.67%  -16.88%  +32.31%  +59.68%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                  --   -16.88%  + 9.78%  +11.92%
--------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                  --   -21.66%  + 7.64%  +10.34%
--------------------------------------------------------------------------------

CLASS B
                                           6 Months   1 Year  3 Years    Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                    -14.91%  -17.44%  +30.10%  +56.87%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                  --   -17.44%  + 9.17%  +11.44%
--------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                  --   -20.64%  + 8.32%  +11.10%
--------------------------------------------------------------------------------

CLASS C
                                           6 Months   1 Year  3 Years    Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                    -14.90%  -17.38%  +29.92%  +56.79%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                  --   -17.38%  + 9.12%  +11.43%
--------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                  --   -18.18%  + 9.12%  +11.43%
--------------------------------------------------------------------------------

CLASS I
                                           6 Months   1 Year  3 Years    Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                    -14.52%  -16.61%  +33.88%  +61.73%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                  --   -16.61%  +10.22%  +12.26%
--------------------------------------------------------------------------------
* For the period from the commencement of the fund's investment operations, January 2, 1997, through February 28, 2001.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are available only to certain institutional investors.

Class B and C share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest rate and currency exchange rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. See the prospectus for details.

The portfolio's geographic concentration makes it more volatile than a portfolio that is more geographically diversified. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 28, 2001

FIVE LARGEST STOCK SECTORS

FINANCIAL SERVICES                                23.1%
UTILITIES & COMMUNICATIONS                        14.7%
HEALTH CARE                                       12.7%
ENERGY                                             9.6%
INDUSTRIAL GOODS & SERVICES                        8.6%

TOP 10 STOCK HOLDINGS

VODAFONE GROUP PLC  4.1%                FAST RETAILING CO. LTD.  2.7%
German telecommunications company       Casual clothing retailer

NOVARTIS AG  3.6%                       TOTAL FINA ELF S.A.  2.3%
Swiss pharmaceutical company            Oil exploration and production company

ROYAL DUTCH PETROLEUM CO.  3.6%         SYNTHES-STRATEC, INC.  2.3%
Oil exploration and production company  Medical device manufacturer

ING GROEP N.V.  3.4%                    NTT DOCOMO, INC.  2.1%
Dutch insurance company                 Mobile communications operator

HSBC HOLDING CORP.  3.3%                SYNGENTA AG  2.0%
Swedish insurance company               Agricultural products manufacturer

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 28, 2001

Stocks - 95.7%
--------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES              VALUE
--------------------------------------------------------------------------------------------------
Foreign Stocks - 90.7%
  Australia - 1.7%
    Australia & New Zealand Banking Group Ltd. (Banks and
      Credit Cos.)*                                                     675,010       $  5,477,040
--------------------------------------------------------------------------------------------------
  Brazil - 0.2%
    Empresa Brasileira de Aeronautica S.A., ADR
      (Aerospace and Defense)                                            18,100       $    687,800
--------------------------------------------------------------------------------------------------
  Canada - 1.7%
    AT&T Canada, Inc. (Telecommunications)*                              59,270       $  1,778,100
    BCE, Inc. (Telecommunications)                                      136,920          3,648,918
                                                                                      ------------
                                                                                      $  5,427,018
--------------------------------------------------------------------------------------------------
  China - 1.1%
    China Mobile Ltd. (Telecommunications)*                             664,000       $  3,626,555
--------------------------------------------------------------------------------------------------
  Denmark - 1.5%
    Danske Bank (Banks and Credit Cos.)                                 273,800       $  4,782,518
--------------------------------------------------------------------------------------------------
  France - 10.7%
    Alcatel (Telecommunications)                                         65,590       $  2,553,333
    ALSTOM (Transportation)                                              74,600          2,059,632
    Axa (Insurance)                                                      32,743          4,134,301
    Natexis Co. (Financial Services)                                     14,450          1,343,132
    Sanofi-Synthelabo S.A. (Medical and Health Products)                 84,490          4,587,614
    Societe Television Francaise (Entertainment)                         61,168          2,644,078
    Technip S.A. (Construction)                                          43,160          6,144,708
    Total Fina Elf S.A., "B" (Oils)                                      51,113          7,220,533
    Vivendi Environnem (Utilities)                                       86,900          3,678,008
                                                                                      ------------
                                                                                      $ 34,365,339
--------------------------------------------------------------------------------------------------
  Germany - 4.9%
    Deutsche Telekom AG (Telecommuications)                              88,500       $  2,154,262
    Fresenius AG (Medical Supplies)                                       9,060          2,273,751
    Fresenius AG, Preferred (Medical Supplies)                           70,020          3,408,845
    GFT Technology AG (Computer Software - Services)*                    15,010            428,225
    Henkel KGaA, Preferred (Chemicals)                                   24,501          1,642,867
    ProSieben Media AG, Preferred (Broadcasting)                        222,850          5,947,578
                                                                                      ------------
                                                                                      $ 15,855,528
--------------------------------------------------------------------------------------------------
  Hong Kong - 0.6%
    Li & Fung Ltd. (Consumer Goods and Services)                      1,011,000       $  1,847,067
--------------------------------------------------------------------------------------------------
  Italy - 2.7%
    Assic Generali                                                       97,100       $  3,382,319
    Banca Intesa S.p.A. (Financial Services)                            568,420          2,385,414
    Banca Nazionale del Lavoro S.p.A. (Banks and Credit
      Cos.)*                                                            868,900          2,902,725
                                                                                      ------------
                                                                                      $  8,670,458
--------------------------------------------------------------------------------------------------
  Japan - 18.1%
    Canon, Inc. (Business Equipment)                                    154,000       $  5,017,313
    Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)                    248,000          3,564,009
    Daikin Industries Ltd. (Consumer Goods and Services)                260,000          4,823,028
    Fast Retailing Co. (Retail)                                          51,400          8,280,989
    Fujikura Ltd. (Telecommunications)                                  303,000          1,974,345
    Honda Motor Co., Ltd. (Automotive)                                  126,000          4,932,537
    Keyence Corp. (Electronics)                                           9,010          1,736,682
    Nitto Denko Corp. (Industrial Goods and Services)                    45,800          1,080,060
    NTT DoCoMo, Inc. (Telecommunications)                                   380          6,579,104
    Secom Co., Ltd. (Consumer Goods and Services)                        57,000          3,446,738
    Shionogi & Co., Ltd. (Pharmaceuticals)                              129,000          2,216,930
    Sony Corp. (Electronics)                                             40,600          2,925,970
    Stanley Electric (Electrical Equipment)                             107,000            804,896
    Sumitomo Electric Industries, Ltd. (Electronics)                    234,200          2,806,405
    Sumitomo Realty & Development Co., Ltd. (Real Estate)               588,000          2,953,791
    Tokyo Broadcasting System, Inc. (Entertainment)                     101,000          2,554,073
    Tokyo Gas Co., Ltd. (Gas)                                           908,000          2,454,891
                                                                                      ------------
                                                                                      $ 58,151,761
--------------------------------------------------------------------------------------------------
  Mexico - 0.4%
    Grupo Aeroportuario del Sureste S.A. de C.V., ADR
      (Transportation)*                                                  71,460       $  1,295,570
--------------------------------------------------------------------------------------------------
  Netherlands - 14.2%
    ABN AMRO Holding N.V. (Finance)                                     145,030       $  3,189,960
    Akzo Nobel N.V. (Chemicals)                                         128,073          6,211,517
    Fugro N.V. (Engineering)*                                            29,190          1,952,981
    Hunter Douglas N.V., ADR (Consumer Goods and
      Services)*                                                         73,825          1,861,588
    ING Groep N.V. (Financial Services)*                                153,529         10,604,022
    Jomed N.V. (Medical and Health Products)                             41,410          2,078,915
    Koninklijke Philips Electronics N.V. (Electronics)                  118,103          3,887,849
    KPN N.V. (Telecommunications)*                                       80,028            983,224
    Libertel N.V. (Cellular Telecommunications)*                        183,610          1,613,724
    Royal Dutch Petroleum Co. ADR (Oils)                                190,080         11,276,030
    Verenigde Nederlandse Uitgeversbedrijven Verenigd
      Bezit (Media)                                                      45,870          1,946,073
                                                                                      ------------
                                                                                      $ 45,605,883
--------------------------------------------------------------------------------------------------
  Singapore - 1.8%
    Datacraft Asia Ltd. (Telecommunications)                            419,876       $  2,414,287
    DBS Group Holdings Ltd. (Financial Services)                        143,260          1,618,247
    Overseas Union Bank Ltd. (Banks and Credit Cos.)                    348,000          1,636,238
                                                                                      ------------
                                                                                      $  5,668,772
--------------------------------------------------------------------------------------------------
  Spain - 1.3%
    Iberdrola S.A. (Utilities - Electric)                               284,140       $  4,288,503
--------------------------------------------------------------------------------------------------
  Sweden - 0.9%
    Saab AB, "B" (Aerospace)                                            335,571       $  2,972,981
--------------------------------------------------------------------------------------------------
  Switzerland - 10.6%
    Julius Baer Holdings (Banks and Credit Cos.)                            455       $  1,968,802
    Leica Geosystems AG (Technology)*                                     9,350          2,662,727
    Nestle S.A. (Food and Beverage Products)                              2,138          4,683,104
    Novartis AG (Medical and Health Products)                             6,710         11,349,092
    Syngenta AG (Chemicals)*                                            109,405          6,349,047
    Synthes-Stratec, Inc. (Medical and Health
      Products)*##                                                       11,505          7,133,100
                                                                                      ------------
                                                                                      $ 34,145,872
--------------------------------------------------------------------------------------------------
  United Kingdom - 18.3%
    Bank of Scotland (Banks and Credit Cos.)*                           368,540       $  4,016,504
    BP Amoco PLC, ADR (Oils)                                             72,624          3,602,150
    British Telecommunications PLC (Telecommunications)*                  3,309             27,226
    CGNU PLC (Insurance)*                                               230,421          3,342,756
    Diageo PLC (Food and Beverage Products)*                            617,511          6,261,921
    HSBC Holdings PLC (Banks and Credit Cos.)*                          763,374         10,148,774
    HSBC Holdings PLC, HK REG (Banks and Credit Cos.)                    92,116          1,240,055
    Next PLC (Retail)                                                   310,908          3,792,322
    Reed International PLC (Publishing)                                 392,910          3,936,127
    Reuters Group PLC (Business Services)                               178,191          2,744,522
    Royal Bank of Scotland PLC (Banks and Credit Cos.)*                 220,721          4,842,881
    Standard Chartered PLC (Banks and Credit Cos.)                      160,092          2,345,591
    Vodafone Group PLC (Telecommunications)*                          4,714,598         12,777,362
                                                                                      ------------
                                                                                      $ 59,078,191
--------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                  $291,946,856
--------------------------------------------------------------------------------------------------
U.S. Stocks - 5.0%
  Advertising - 1.2%
    Omnicom Group, Inc.                                                  42,300       $  3,836,187
--------------------------------------------------------------------------------------------------
  Biotechnology - 0.9%
    Pharmacia Corp.                                                      59,197       $  3,060,485
--------------------------------------------------------------------------------------------------
  Internet - 0.2%
    VIA Net.Works, Inc.*                                                121,530       $    698,797
--------------------------------------------------------------------------------------------------
  Oil Services - 0.2%
    Baker Hughes, Inc.                                                   13,750       $    539,000
--------------------------------------------------------------------------------------------------
  Oils - 1.7%
    Santa Fe International Corp.                                        128,220       $  4,801,839
    Transocean Sedco Forex, Inc.                                         11,300            543,869
                                                                                      ------------
                                                                                      $  5,345,708
--------------------------------------------------------------------------------------------------
  Telecommunications - 0.8%
    NTL, Inc.*                                                           94,903       $  2,466,529
--------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                     $ 15,946,706
--------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $317,898,067)                                          $307,893,562
--------------------------------------------------------------------------------------------------

Preferred Stock - 1.5%
--------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES              VALUE
--------------------------------------------------------------------------------------------------
  Germany - 1.5%
    SAP AG, Preferred (Computer Software - Systems)
      (Identified Cost, $5,733,895)                                      30,200       $  4,752,614
--------------------------------------------------------------------------------------------------

Short-Term Obligations - 3.4%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------
    Bank of America Corp., due 3/01/01                            $       1,938       $  1,938,000
    Dow Chemical Co., due 3/01/01                                           255            255,000
    General Electric Capital Corp., due 3/01/01                             702            702,000
    Gillette Co., due 3/01/01                                               170            170,000
    IBM Credit Corp., due 3/01/01                                           114            114,000
    McDonalds Corp., due 3/01/01                                            100            100,000
    National Australia Funding Delaware, Inc., due 3/01/
      01                                                                  3,892          3,892,000
    UBS Finance, Inc., due 3/01/01                                        3,692          3,692,000
--------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                       $ 10,863,000
--------------------------------------------------------------------------------------------------

Repurchase Agreement
--------------------------------------------------------------------------------------------------
    Merrill Lynch, 5.46% dated 2/28/01, total due 3/01/01 to be received $170,026 (secured by various U.S. Treasury and
      Federal Agency obligations in a jointly traded account),
      at Cost                                                    $          170       $    170,000
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $334,664,962)                                     $323,679,176

Other Assets, Less Liabilities - (0.6)%                                                 (1,908,871)
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $321,770,305
--------------------------------------------------------------------------------------------------

 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $334,664,962)        $323,679,176
  Investment of cash collateral for securities loaned, at
    identified cost and value                                    18,873,173
  Cash                                                                  852
  Foreign currency, at value (identified cost, $131,386)            132,338
  Receivable for investments sold                                 6,495,382
  Receivable for fund share sold                                  2,694,844
  Interest and dividends receivable                                 175,205
  Other assets                                                           17
                                                               ------------
      Total assets                                             $352,050,987
                                                               ------------
Liabilities:
  Payable for investments purchased                            $  9,511,512
  Payable for fund shares reacquired                              1,878,447
  Collateral for securities loaned, at value                     18,873,173
  Payable to affiliates -
    Management fee                                                    8,849
    Reimbursement fee                                                 3,540
    Distribution and service fee                                      5,161
                                                               ------------
      Total liabilities                                        $ 30,280,682
                                                               ------------
Net assets                                                     $321,770,305
                                                               ============
Net assets consist of:
  Paid-in capital                                              $358,287,915
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                (10,991,625)
  Accumulated net realized loss on investments and foreign
    currency transactions                                       (23,947,631)
  Accumulated net investment loss                                (1,578,354)
                                                               ------------
      Total                                                    $321,770,305
                                                               ============
Shares of beneficial interest outstanding                       24,205,689
                                                                ==========
Class A shares:
  Net asset value per share
    (net assets of $191,122,858 / 14,303,726 shares of
      beneficial interest outstanding)                           $13.36
                                                                 ======
  Offering price per share (100 / 94.25 of net asset value
    per share)                                                   $14.18
                                                                 ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $76,186,379 / 5,780,745 shares of
      beneficial interest outstanding)                           $13.18
                                                                 ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $44,602,216 / 3,390,329 shares of
      beneficial interest outstanding)                           $13.16
                                                                 ======
Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $9,858,852 / 730,889 shares of
      beneficial interest outstanding)                           $13.49
                                                                 ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 28, 2001
--------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                    $    741,640
    Interest                                                          462,955
    Foreign taxes withheld                                            (65,481)
                                                                 ------------
      Total investment income                                    $  1,139,114
                                                                 ------------
  Expenses -
    Management fee                                               $  1,339,709
    Trustees' compensation                                              3,106
    Shareholder servicing agent fee                                   133,825
    Distribution and service fee (Class A)                            263,395
    Distribution and service fee (Class B)                            345,666
    Distribution and service fee (Class C)                            191,680
    Administrative fee                                                 16,279
    Custodian fee                                                     231,901
    Printing                                                           22,897
    Postage                                                            40,519
    Auditing fees                                                      16,022
    Legal fees                                                          1,505
    Miscellaneous                                                     202,795
                                                                 ------------
      Total expenses                                             $  2,809,299
    Fees paid indirectly                                              (14,429)
    Reduction of expenses by investment adviser                      (118,536)
                                                                 ------------
      Net expenses                                               $  2,676,334
                                                                 ------------
        Net investment loss                                      $ (1,537,220)
                                                                 ------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                      $(22,343,131)
    Foreign currency transactions                                    (278,755)
                                                                 ------------
      Net realized loss on investments and foreign
        currency transactions                                    $(22,621,886)
                                                                 ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                  $(18,485,531)
    Translation of assets and liabilities in foreign currencies         2,284
                                                                 ------------
      Net unrealized loss on investments and foreign
         currency translation                                    $(18,483,247)
                                                                 ------------
        Net realized and unrealized loss on investments
         and foreign currency                                    $(41,105,133)
                                                                 ------------
          Decrease in net assets from operations                 $(42,642,353)
                                                                 ============

See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED                  YEAR ENDED
                                                           FEBRUARY 28, 2001             AUGUST 31, 2000
                                                                 (UNAUDITED)
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                                $  (1,537,220)               $   1,567,869
  Net realized gain (loss) on investments and foreign
    currency transactions                                       (22,621,886)                   7,255,396
  Net unrealized gain (loss) on investments and foreign
    currency translation                                        (18,483,247)                   4,878,724
                                                              -------------                -------------
      Increase (decrease) in net assets from operations       $ (42,642,353)               $  13,701,989
                                                              -------------                -------------
Distributions declared to shareholders -
  From net investment income (Class A)                        $  (1,032,269)               $     (29,205)
  From net investment income (Class B)                             (197,981)                        --
  From net investment income (Class C)                             (143,347)                        --
  From net investment income (Class I)                              (69,000)                      (4,468)
  From net realized gain on investments and foreign
    currency transactions (Class A)                              (4,774,722)                    (622,589)
  From net realized gain on investments and foreign
    currency transactions (Class B)                              (1,992,944)                    (413,053)
  From net realized gain on investments and foreign
    currency transactions (Class C)                              (1,087,959)                    (144,208)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                (271,948)                     (36,231)
                                                              -------------                -------------
      Total distributions declared to shareholders            $  (9,570,170)               $  (1,249,754)
                                                              -------------                -------------
Net increase in net assets from fund share transactions       $ 162,589,923                $ 166,568,540
                                                              -------------                -------------
      Total increase in net assets                            $ 110,377,400                $ 179,020,775
Net assets:
  At beginning of period                                        211,392,905                   32,372,130
                                                              -------------                -------------
  At end of period (including accumulated net investment
    loss of $1,578,354 and accumulated undistributed net
    investment income of $1,401,463, respectively)            $ 321,770,305                $ 211,392,905
                                                              =============                =============

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED AUGUST 31,                   PERIOD ENDED
                                      SIX MONTHS ENDED         ------------------------------------------          AUGUST 31,
                                     FEBRUARY 28, 2001               2000            1999            1998               1997*
                                           (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                               CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period           $16.19             $12.47          $10.24          $10.95              $10.00
                                                ------             ------          ------          ------              ------
Income from investment operations# -
  Net investment income (loss)(S)               $(0.07)            $ 0.30          $ 0.03          $ 0.03              $ 0.06
  Net realized and unrealized gain (loss)
    on investments and foreign currency          (2.26)              3.78            2.36            0.35                0.89
                                                ------             ------          ------          ------              ------
      Total from investment operations          $(2.33)            $ 4.08          $ 2.39          $ 0.38              $ 0.95
                                                ------             ------          ------          ------              ------
Less distributions declared to shareholders -
  From net investment income                    $(0.09)            $(0.02)         $(0.01)         $(0.05)             $ --
  From net realized gain on investments
    and foreign currency transactions            (0.41)             (0.34)          (0.15)          (1.04)               --
                                                ------             ------          ------          ------              ------
      Total distributions declared to
        shareholders                            $(0.50)            $(0.36)         $(0.16)         $(1.09)             $ --
                                                ------             ------          ------          ------              ------
Net asset value - end of period                 $13.36             $16.19          $12.47          $10.24              $10.95
                                                ======             ======          ======          ======              ======
Total return(+)                                 (14.67)%++          33.00%          23.53%           3.92%               9.60%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                      1.76%+             1.77%           1.72%           1.76%               1.68%+
  Net investment income (loss)                   (0.92)%+            1.91%           0.27%           0.28%               0.71%+
Portfolio turnover                                  60%               123%            136%             89%                137%
Net assets at end of period
 (000 Omitted)                                $191,123           $109,310         $16,839          $3,741              $1,314

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets.
    For the period ended August 31, 1997, the investment adviser agreed to maintain the expenses of the fund at not more than
    1.75% of the fund's average daily net assets. The investment adviser, distributor, and shareholder servicing agent did not impose any of their fees for the period ended August 31, 1997. To the extent actual expenses were over these limitations, the net investment (loss) per share and the ratios would have been:
      Net investment income (loss)              $(0.07)            $ 0.29          $(0.05)         $(0.19)             $(0.01)
      Ratios (to average net assets):
        Expenses##                                1.85%+             1.84%           2.45%           3.99%               3.31%+
        Net investment income (loss)             (1.01)%+            1.84%          (0.46)%         (1.94)%             (0.91)%+
  * For the period from the commencement of the fund's investment operations, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED AUGUST 31,         PERIOD ENDED
                                                SIX MONTHS ENDED                -----------------------           AUGUST 31,
                                               FEBRUARY 28, 2001                 2000              1999                1998*
                                                     (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                                         CLASS B
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                     $15.98               $12.37            $10.21               $ 9.93
                                                          ------               ------            ------               ------
Income from investment operations# -
  Net investment income (loss)(S)                         $(0.11)              $ 0.18            $(0.04)              $(0.03)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                       (2.24)                3.77              2.35                 0.31
                                                          ------               ------            ------               ------
      Total from investment operations                    $(2.35)              $ 3.95            $ 2.31               $ 0.28
                                                          ------               ------            ------               ------
Less distributions declared to shareholders -
  From net investment income                              $(0.04)              $ --              $ 0.00+++            $ --
  From net realized gain on investments and foreign
    currency transactions                                  (0.41)               (0.34)            (0.15)                --
                                                          ------               ------            ------               ------
      Total distributions declared to shareholders        $(0.45)              $(0.34)           $(0.15)              $ --
                                                          ------               ------            ------               ------
Net asset value - end of period                           $13.18               $15.98            $12.37               $10.21
                                                          ======               ======            ======               ======
Total return                                              (14.91)%++            32.14%            22.84%                2.82%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                                2.41%+               2.42%             2.37%                2.41%+
  Net investment income (loss)                             (1.52)%+              1.19%            (0.36)%              (0.29)%+
Portfolio turnover                                            60%                 123%              136%                  89%
Net assets at end of period (000 Omitted)                $76,186              $60,559           $10,683               $3,141

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:
      Net investment income (loss)                        $(0.12)              $ 0.17            $(0.12)              $(0.24)
      Ratios (to average net assets):
        Expenses##                                          2.50%+               2.49%             3.10%                4.56%+
        Net investment income (loss)                       (1.61)%+              1.12%            (1.09)%              (2.43)%+

  * For the period from the inception of Class B shares, January 2, 1998, through August 31, 1998.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED AUGUST 31,         PERIOD ENDED
                                                SIX MONTHS ENDED                -----------------------           AUGUST 31,
                                               FEBRUARY 28, 2001                 2000              1999                1998*
                                                     (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                                         CLASS C
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                     $15.97               $12.36            $10.21               $ 9.93
                                                          ------               ------            ------               ------
Income from investment operations# -
  Net investment income (loss)(S)                         $(0.11)              $ 0.19            $(0.04)              $(0.01)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                       (2.24)                3.76              2.34                 0.29
                                                          ------               ------            ------               ------
      Total from investment operations                    $(2.35)              $ 3.95            $ 2.30               $ 0.28
                                                          ------               ------            ------               ------
Less distributions declared to shareholders -
  From net investment income                              $(0.05)              $ --              $ 0.00+++            $ --
From net realized gain on investments and foreign
    currency transactions                                  (0.41)               (0.34)            (0.15)                --
                                                          ------               ------            ------               ------
      Total distributions declared to shareholders        $(0.46)              $(0.34)           $(0.15)              $ --
                                                          ------               ------            ------               ------
Net asset value - end of period                           $13.16               $15.97            $12.36               $10.21
                                                          ======               ======            ======               ======
Total return                                              (14.90)%++            32.17%            22.74%                2.82%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                                2.41%+               2.42%             2.37%                2.40%+
  Net investment income (loss)                             (1.54)%+              1.28%            (0.33)%              (0.10)%+
Portfolio turnover                                            60%                 123%              136%                  89%
Net assets at end of period (000 Omitted)                $44,602              $31,126            $3,802                 $729

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:
      Net investment income (loss)                        $(0.12)              $ 0.18            $(0.12)              $(0.22)
      Ratios (to average net assets):
        Expenses##                                          2.50%+               2.49%             3.10%                4.55%+
        Net investment income (loss)                       (1.63)%+              1.21%            (1.06)%              (2.24)%+
  * For the period from the inception of Class C shares, January 2, 1998, through August 31, 1998.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED AUGUST 31,                   PERIOD ENDED
                                      SIX MONTHS ENDED         ------------------------------------------          AUGUST 31,
                                     FEBRUARY 28, 2001               2000            1999            1998               1997*
                                           (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                               CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period           $16.33             $12.55          $10.26          $10.95              $10.00
                                                ------             ------          ------          ------              ------
Income from investment operations# -
  Net investment income (loss)(S)               $(0.04)            $ 0.26          $ 0.05          $ 0.06              $ 0.07
  Net realized and unrealized gain (loss)
    on investments and foreign currency          (2.29)              3.90            2.42            0.34                0.88
                                                ------             ------          ------          ------              ------
      Total from investment operations          $(2.33)            $ 4.16          $ 2.47          $ 0.40              $ 0.95
                                                ------             ------          ------          ------              ------
Less distributions declared to shareholders -
  From net investment income                    $(0.10)            $(0.04)         $(0.02)         $(0.05)             $ --
  From net realized gain on investments
    and foreign currency transactions            (0.41)             (0.34)          (0.16)          (1.04)               --
                                                ------             ------          ------          ------              ------
      Total distributions declared to
        shareholders                            $(0.51)            $(0.38)         $(0.18)         $(1.09)             $ --
                                                ------             ------          ------          ------              ------
Net asset value - end of period                 $13.49             $16.33          $12.55          $10.26              $10.95
                                                ======             ======          ======          ======              ======
Total return                                    (14.52)%++          33.61%          24.08%           4.13%               9.60%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                      1.41%+             1.42%           1.37%           1.40%               1.68%+
  Net investment income (loss)                   (0.50)%+            1.66%           0.47%           0.53%               0.85%+
Portfolio turnover                                  60%               123%            136%             89%                137%
Net assets at end of period
 (000 Omitted)                                  $9,859            $10,398          $1,047          $1,199              $1,022

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fee. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. For the period ended August 31,
    1997, the investment adviser agreed to maintain the expenses of the fund at not more than 1.75% of the fund's average daily net assets. The investment adviser and shareholder servicing agent did not impose any of their fees for the period ended
    August 31, 1997. To the extent actual expenses were over these limitations, the net investment income (loss) per share and the ratios would have been:
      Net investment income (loss)              $(0.04)            $ 0.25          $(0.03)         $(0.15)             $ --
      Ratios (to average net assets):
        Expenses##                                1.50%+             1.49%           2.10%           3.55%               2.81%+
        Net investment income (loss)             (0.59)%+            1.59%          (0.26)%         (1.61)%             (0.28)%+
 * For the period from the commencement of the fund's investment operations, January 2, 1997, through August 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Research International Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At February 28, 2001, the value of securities loaned was $17,965,479. These loans were collateralized by cash of $18,873,173 which was invested in the following short-term obligation:

                                                              IDENTIFIED COST
                                                      SHARES        AND VALUE
-----------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio      18,873,173      $18,873,173

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $10,562 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $3,867 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 1.00% of the fund's average daily net assets.

The fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At February 28, 2001, aggregate unreimbursed expenses amounted to $411,165.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $127,948 for the six months ended February 28, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $4,155 for the six months ended February 28, 2001. Fees incurred under the distribution plan during the six months ended February 28, 2001, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $66 and $2 for Class B and Class C shares, respectively, for the six months ended February 28, 2001. Fees incurred under the distribution plan during the six months ended February 28, 2001 were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 28, 2001, were $2,341, $41,896, and $11,930 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $308,793,044 and $153,581,905 respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $335,988,722
                                                                 ------------
Gross unrealized appreciation                                    $ 13,687,525
Gross unrealized depreciation                                     (25,997,071)
                                                                 ------------
    Net unrealized depreciation                                  $(12,309,546)
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                     SIX MONTHS ENDED FEBRUARY 28, 2001              YEAR ENDED AUGUST 31, 2000
                                      ---------------------------------       ---------------------------------
                                             SHARES              AMOUNT              SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                              14,385,004       $ 212,105,405           9,762,714       $ 155,804,018
Shares issued to shareholders in
  reinvestment of distributions             380,650           5,431,887                --                  --
Shares reacquired                        (7,211,753)       (106,294,388)         (4,401,882)        (70,876,231)
                                      -------------       -------------       -------------       -------------
    Net increase                          7,553,901       $ 111,242,904           5,399,461       $  85,511,899
                                      =============       =============       =============       =============

Class B shares
                                     SIX MONTHS ENDED FEBRUARY 28, 2001              YEAR ENDED AUGUST 31, 2000
                                      ---------------------------------       ---------------------------------
                                             SHARES              AMOUNT              SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                               2,392,714       $  35,000,120           3,651,628       $  57,652,124
Shares issued to shareholders in
  reinvestment of distributions             138,334           1,950,520              25,657             384,601
Shares reacquired                          (540,269)         (7,845,583)           (750,837)        (11,885,597)
                                      -------------       -------------       -------------       -------------
    Net increase                          1,990,779       $  29,105,057           2,926,448       $  46,151,128
                                      =============       =============       =============       =============

Class C shares
                                     SIX MONTHS ENDED FEBRUARY 28, 2001              YEAR ENDED AUGUST 31, 2000
                                      ---------------------------------       ---------------------------------
                                             SHARES              AMOUNT              SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                               2,739,851       $  39,852,203           2,502,389       $  39,526,126
Shares issued to shareholders in
  reinvestment of distributions              79,435           1,117,654               9,306             139,302
Shares reacquired                        (1,378,390)        (20,111,133)           (869,909)        (13,671,152)
                                      -------------       -------------       -------------       -------------
    Net increase                          1,440,896       $  20,858,724           1,641,786       $  25,994,276
                                      =============       =============       =============       =============

Class I shares
                                     SIX MONTHS ENDED FEBRUARY 28, 2001              YEAR ENDED AUGUST 31, 2000
                                      ---------------------------------       ---------------------------------
                                             SHARES              AMOUNT              SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                 158,515       $   2,354,184           1,088,856       $  17,683,646
Shares issued to shareholders in
  reinvestment of distributions              23,636             340,358               2,675              40,695
Shares reacquired                           (87,879)         (1,311,304)           (538,370)         (8,813,104)
                                      -------------       -------------       -------------       -------------
    Net increase                             94,272       $   1,383,238             553,161       $   8,911,237
                                      =============       =============       =============       =============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. Interest expense incurred on the borrowings amounted to $119 for the period ended. The average dollar amount of borrowings was $3,646 and the weighted average interest rate on these borrowings was 6.5%. A commitment fee of $1,807 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense.

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) RESEARCH INTERNATIONAL FUND

TRUSTEES                                             ASSISTANT TREASURERS
Marshall N. Cohan+ - Private Investor                Mark E. Bradley*
                                                     Robert R. Flaherty*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac           Laura F. Healy*
Surgery, Brigham and Women's Hospital;               Ellen Moynihan*
Professor of Surgery, Harvard Medical School
                                                     SECRETARY
The Hon. Sir J. David Gibbons, KBE+ - Chief          Stephen E. Cavan*
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Colonial Insurance Company, Ltd.           ASSISTANT SECRETARY
                                                     James R. Bordewick, Jr.*
Abby M. O'Neill+ - Private Investor
                                                     CUSTODIAN
Walter E. Robb, III+ - President and Treasurer,      State Street Bank and Trust Company
Benchmark Advisors, Inc. (corporate financial
consultants); President, Benchmark Consulting        INVESTOR INFORMATION
Group, Inc. (office services)                        For information on MFS mutual funds, call
                                                     your investment professional or, for an
Arnold D. Scott* - Senior Executive                  information kit, call toll free: 1-800-637-2929
Vice President, Director, and Secretary,             any business day from 9 a.m. to 5 p.m.
MFS Investment Management                            Eastern time (or leave a message anytime).

Jeffrey L. Shames* - Chairman and Chief              INVESTOR SERVICE MFS
Executive Officer, MFS Investment                    Service Center, Inc.
Management                                           P.O. Box 2281
                                                     Boston, MA 02107-9906
J. Dale Sherratt+ - President, Insight Resources,
Inc. (acquisition planning specialists)              For general information, call toll free:
                                                     1-800-225-2606 any business day from
Ward Smith+ - Former Chairman (until 1994),          8 a.m. to 8 p.m. Eastern time.
NACCO Industries (holding company)
                                                     For service to speech- or hearing-impaired,
INVESTMENT ADVISER                                   call toll free: 1-800-637-6576 any business day
Massachusetts Financial Services Company             from 9 a.m. to 5 p.m. Eastern time. (To use
500 Boylston Street                                  this service, your phone must be equipped with
Boston, MA 02116-3741                                a Telecommunications Device for the Deaf.)

DISTRIBUTOR                                          For share prices, account balances, exchanges,
MFS Fund Distributors, Inc.                          or stock and bond outlooks, call toll free:
500 Boylston Street                                  1-800-MFS-TALK (1-800-637-8255) anytime
Boston, MA 02116-3741                                from a touch-tone telephone.

CHAIRMAN AND PRESIDENT                               WORLD WIDE WEB
Jeffrey L. Shames*                                   www.mfs.com

DIRECTOR OF INTERNATIONAL EQUITY
RESEARCH
David A. Antonelli*

TREASURER
James O. Yost*

+ Independent Trustee
* MFS Investment Management

MFS(R) RESEARCH INTERNATIONAL FUND                                  ------------
                                                                      PRSRT STD
[Logo] M F S(R)                                                     U.S. POSTAGE
INVESTMENT MANAGEMENT                                                   PAID
We invented the mutual fund(R)                                          MFS
500 Boylston Street                                                 ------------
Boston, MA 02116-3741






(c)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                             MRI-3  4/01  53.4M  99/299/399/899